Exhibit 99.3

Corporate Overview August 10, 2020 NASDAQ: VSTM

2 PROPERTY OF VERASTEM INC. This presentation includes forward - looking statements about, among other things, Verastem Oncology’s products and product candidates, including anticipated regulatory submissions, approvals, performance and potential benefits of Verastem Oncology products and product candidates, that are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Applicable risks and uncertainties include the risks and uncertainties, among other things, regarding: the satisfaction of closing conditions with respect to the sale of the COPIKTRA assets to Secura Bio; the ability of Secura Bio to achieve the clinical and sales milestones necessary to result in additional consideration payable to Verastem. Additional information regarding these factors can be found in Verastem Oncology’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2019 and in any subsequent filings with the SEC, including in the sections thereof captioned “Risk Factors” and “Forward - Looking Information and Factors that May Affect Future Results,” as well as in our subsequent reports on Form 8 - K, all of which are filed with the U.S. Securities and Exchange Commission (SEC) and available at www.sec.gov and www.verastem.com. The forward - looking statements in this presentation speak only as of the original date of this presentation, and we undertake no obligation to update or revise any of these statements. Safe Harbor Statement

3 PROPERTY OF VERASTEM INC. Investigational Research & Pipeline Portfolio Targets Opportunities with High Unmet Need VS - 6766 Program Defactinib Program First in Class Investigational RAF/MEK inhibitor Acquired WW Rights from Chugai in Jan - 20 Activity in KRAS Mutant Tumors Novel Dosing Schedule First in Class Investigational FAK inhibitor Activity in KRAS Mutant Tumors Phase 2 I - O Combinations Orphan Designation: Ovarian & mesothelioma in the US & EU Investigator - Initiated Phase 1 Oral Combination study in KRAS Mutant Tumors – FRAME Study Activity seen in Low Grade Serous Ovarian Cancer & KRAS Mutant Non - Small Cell Lung Cancer Phase 2 Registration - Directed Trials to Commence by Year End 2020 in LGSOC and KRAS mt NSCLC

Well Positioned to Capitalize on Growth Opportunities

Verastem Oncology

We are a biopharmaceutical company committed to developing and commercializing new medicines for patients battling cancer

New lead clinical program has best-in-class potential	VS-6766 (RAF/MEKi) and defactinib (FAKi) are clinically active against KRAS mutant cancers
Rapid development paths to market	Clinical proof-of-concept achieved in KRAS mutant low-grade serous ovarian cancer (LGSOC), strong signal in KRAS mutant G12V NSCLC; goal to initiate registration-directed trials in 2020
Significant downstream market opportunity and blockbuster potential	30% of all human cancers are driven by mutations in RAS family of genes; VS-6766 combinations broadly applicable across a variety of tumor types
Cash runway until at least 2024	Monetization of COPIKTRA® (duvelisib) provides funding until at least 2024 to develop VS-6766 and defactinib in LGSOC and KRAS mt NSCLC Proforma cash before Transaction Costs is $230 million Starting in 2021, Annual Operating Expense of ~$50 million

PROPERTY OF VERASTEM INC. 4

5 PROPERTY OF VERASTEM INC. Total Deal Value up to $311 million $70 million upon closing of the transaction A total of $45 million from two separate milestones for U.S. FDA and EMA Approvals of COPIKTRA® with label indicated for Peripheral T - cell lymphoma A total of $50 million for cumulative worldwide net sales of COPIKTRA® beginning at $100 million of cumulative net sales Verastem will receive low double - digit royalties on net sales over $100 million in U.S., Europe and the United Kingdom Verastem will also receive 50% of licensing milestones (up to $146 million) and royalties outside of U.S., Europe and the United Kingdom Secura Bio will assume all operational and financial responsibility for activities that were previously part of Verastem’s duvelisib program, including existing royalty obligations Verastem will be right - sized as headcount is reduced from ~85 to 50 and beginning in 2021 annual operating expenses are expected to be ~$50 million Verastem Oncology Signs Definitive Agreement to Sell COPIKTRA® ( duvelisib ) Rights in All Oncology Indications to Secura Bio, Inc.

RAS Pathway: Current Approaches and Unmet Needs VS - 6766 & Defactinib: Novel targeted therapies for high unmet medical need cancers

High Unmet Needs in RAS/RAF/MEK/ERK-Driven Cancers

Verastem Oncology

KRAS-mutant Cancers[1]	**NSCLC** Incidence[3,5]: 194K — 31%	**Pancreatic** Incidence[5]: 58K — 98%	**Uterine Endometrioid** Incidence[4,5]: 59K — 21%	**Colorectal** Incidence[5]: 105K — 45%	**Ovarian** Incidence[5]: 22K — 5%
NRAS-mutant Cancers[1]	**Melanoma** Incidence[5]: 108K — 28%	**Multiple Myeloma** Incidence[5]: 32K — 20%			
BRAF-mutant Cancers[2]	**Melanoma** Incidence[5]: 108K — 60%	**Ovarian** Incidence[5]: 22K — 35 – 60%	**Papillary Thyroid** Incidence[5,6]: 42K — 30 – 80%		

Breadth of potential opportunity

- 30% of all human cancers are driven by mutations of the RAS family of genes

Established prognostic significance

- Patients with mutations of the RAS family have an overall worse prognosis

Challenges with conventional approaches

- Modest progress; limited number of approved therapies
- Single agent therapies (e.g. MEK inhibitors) associated with resistance
- Tolerable combination regimens with MEK inhibitors have been challenging
- Current RAS inhibitors in development address only a minority of all RAS mutated cancers

Incidence Sources:
[1]Reference for RAS mt frequencies – Cox et al. *Nature Reviews* 13: 828, 2014; [2]Reference for BRAF mt frequencies – Turski et al. *Mol Cancer Ther* 15: 533, 2016
[3]85% of lung cancer is NSCLC (Lu et. al. *Cancer Manag Res.* 2019); [4]90% of all uterine cancers are of the endometrial type (ACS); [5]Cancer Statistics 2020, Siegel et. al. *CA Cancer J Clin* 2020;70:7-30; [6]8 out of 10 thyroid cancers are of the papillary type (ACS)

References:
McCormick F Clin Cancer Res 15April2015; Adderley H et al. EBioMedicine 01Mar2019; Papke B et al. Science 17Mar2017; Ryan M et al. *Nature Reviews Clinical Oncology* 01Oct2018; NIH cancer.gov/research/key-initiatives/ras

PROPERTY OF VERASTEM INC. 7

8 PROPERTY OF VERASTEM INC. VS - 6766 inhibits both MEK & RAF kinase activities MEK inhibitors paradoxically induce MEK phosphorylation (pMEK) by relieving ERK - dependent feedback inhibition of RAF VS - 6766 is a Unique Small Molecule RAF/MEK Inhibitor Reference : Ishii et al., Cancer Res , 2013; Lito et al., Cancer Cell , 2014; Blasco, R. B. et al . Cancer Cell (2011); Sanclemente, M. et al. Cancer Cell (2018) RAS RAF MEK ERK Proliferation & Survival VS - 6766 PD0325901 By inhibiting RAF phosphorylation of MEK, VS - 6766 has advantage of not inducing pMEK VS - 6766 inhibits ERK signaling more completely; may confer enhanced therapeutic activity

9 PROPERTY OF VERASTEM INC. Defactinib Defactinib + Trametinib Loewe Model Compelling Preclinical Synergy Observed with RAF/MEKi + FAKi Combination Coma and Pachter, Verastem (unpublished) Trametinib ( MEKi ) Vehicle FAKi VS - 6766 VS - 6766 + FAKi FAKi PLX4720 (BRAFi) BRAFi + FAKi Vehicle H441 CELLS KRASm Non - small - cell Lung Cancer KRAS - G12V KRASm Ovarian TOV - 21G In Vivo Model BRAF - V600E mt Melanoma 5555 In Vivo Model 0.01 0.1 1 10 100 0.0 0.5 1.0 1.5 SW982 cells Defactinib (M) R e l a t i v e V i a b i l i t y Defactinib Defactinib x RO-5126766 @ 0.08uM Loewe model SW982 Cells Sarcoma BRAF:pV600E In vitro screen for synergy with defactinib showed MEKi as top hit ▪ Included both VS - 6766 & trametinib ▪ Included both KRASm & BRAF mt cancer cell lines In vivo xenograft models show improved tumor growth inhibition & tumor regression with FAKi in combo with MEKi or BRAF inhibitor ▪ Tumor regression required FAKi combination across models ▪ VS - 6766 + FAKi induces tumor regression Defactinib Defactinib + VS - 6766 Loewe Model Hirata et al. Cancer Cell (2015)

More Complete Shutdown of Tumor Growth Requires Addressing Multiple Resistance Mechanisms

Verastem Oncology



Growth factors
ECM
RTK
Integrin
β
α
FAK
P
Y397
SRC
Defactinib
RAS
RAF
MEK
VS-6766
ERK
RhoA
YAP
Proliferation/Survival/Migration

- BRAF inhibition induces compensatory activation of pFAK[1]
- MEK inhibition induces compensatory activation of pFAK preclinically and clinically[2]
  - Trametinib induced ↑ pFAK (Y397) preclinically in KRAS mt NSCLC cell lines
  - Also observed in patients
    - VS-6766 induced ↑ pFAK (Y397) as a potential resistance mechanism in the majority of patients
    - Combination with defactinib reduced this compensatory pFAK signal
- Upon MEK blockade, ERK feeds back to activate RAF kinase

= Feedback Reactivation

References: [1] Chen, *Mol Cancer Res* 2018; [2] Banerji, BTOG Dublin, Jan 23, 2019

PROPERTY OF VERASTEM INC. 10

Low Grade Serous Ovarian Cancer (LGSOC) Opportunity for Precision Medicine

12 PROPERTY OF VERASTEM INC. LGSOC (KRASm in 25% of patients) KRASm , 25.4% NRASm , 13.5% BRAFm , 11.1% Wild - Type , 50.0% Incidence 10 Yr Prevalence Worldwide ~13,000 ~80,000 US ~1,000 ~6,000 *Based on LGSOC representing 5% of epithelial ovarian cancer 50% of LGSOC Have KRAS/NRAS/BRAF Mutations* Total patients: 126 Patients with KRAS mutations: 63 McIntyre et al., Histophatology 2017; Emmanuel et al., Clin Cancer Res 2014; Etemadmoghadam et al., Cancer Res 2017 Hunter et al., Oncotarget 2015 Nieuwenhuysen et al., Neoplasia 2019 In LGSOC, G12V & G12D are the dominant KRASm and G12V confers a more aggressive phenotype (Tsang et al., J. Pathology 231 : 449, 2013) Total patients: 321 Patients with KRAS mutations: 78 McIntyre et al., Histophatology 2017; Haas et al., Virchows Arch 1999; Jones et al., J Pathol 2012; Gershenson et al., Br J Cancer 2015; Hunter et al., Oncotarget 2015; Wong et al., Am J Path 2010; Sadlecki et al., Tumor Biology 2017 Sieben et al., J Pathol 2004 Nieuwenhuysen et al., Neoplasia 2019 LGSOC: Key Drivers Are KRAS/NRAS/BRAF Mutations *BRAF, KRAS and NRAS mutations were mutually exclusive 0 5 10 15 G12D G12V G12R G12A Q61H G12C G12S % of Patients (n=321) KRAS Mutation

LGSOC: Limited Treatment Options With High Unmet Need

Verastem Oncology

Low-Grade Ovarian Cancer – Treatment Algorithm[1]

Stage IA-IB	Stage IC	Stage II-IV

Stage IA-IB → Observe only

Stage IC, Stage II-IV → Pt Chemo Combo: Carbo-Pt + Paclitaxel (preferred) *+ Beva for Stage II-IV (incl maintenance Beva)* OR Hormonal Tx (2B)

Recurrence

Pt-Sensitive

- Pt-Chemo combo +/- Beva
- **Trametinib**
- **Fulvestrant**

Pt-Resistance

- Taxane or gemcitabine, or doxorubicine, or topotecan +/- Beva
- **Trametinib**
- **Fulvestrant**

Limited Response Rates for Available Treatments:

- Platinum based chemotherapy ORR=~10%
- 13% ORR for letrozole
- MEK inhibitors in the range of approx. 15-25% with high toxicities

[1] Morice, P., Gouy, S. & Leary, A. *N. Engl. J. Med.* (2019

PROPERTY OF VERASTEM INC. 13

FRAME[1]: Focusing on Low Grade Serous Ovarian Cancer



Dr. Udai Banerji
Royal Marsden Hospital

Phase I

Advanced Solid Cancers

- VS-6766 (V) oral twice wkly x 3 wks every 4 wks
- Defactinib (D) oral BID daily x 3 wks q 4 wks
- 3 cohorts with increasing doses explored

→ LGSOC*
→ Advanced NSCLC KRAS mutant*
→ Advanced CRC RAS mutant*
→ Advanced Solid Tumors Enriched for RAS* (Biopsy Amenable)

[1] Investigator-initiated Phase 1/2 Study

Patient Disposition

Dose **Escalation**: Disclosed at AACR & Verastem Investor Meeting

	VS-6766/Defactinib	Total	LGSOC	NSCLC	Other
Escalation	3.2mg/200mg	3	**2**		1
	4.0mg/200mg	6	**3[a]**	1	2
	3.2mg/400mg	3	**1**		2
Biopsy	4.0mg/200mg	7	**3**	0	4
Expansion	4.0mg/200mg	10		10	
Subtotal		29	**9[c]**	11[d]	9[b]

RP2D dose

Ongoing Dose **Expansion** cohorts; data not mature

	VS-6766/Defactinib		LGSOC	NSCLC	Other
Expansion 3.2mg/200mg		Goal	**20**	10	10
		Apr-20	**9**	4[e]	10

(red box) Data from AACR VM 1, April 27,2020, CT143; Data Cut-off Nov 2019

*Refractory to conventional treatment or for which no conventional treatment exists
[a] Includes one KRASm mucinous ovarian carcinoma
[b] Non LGSOC or NSCLC phase 1 patients included to determine recommended dose or PD modeling
[c] Response rate data reported for LGSOC at AACR 2020
[d] Response rate data reported for NSCLC at AACR 2020; one patient not evaluable for response, included in time on treatment
[e] Data not disclosed, except for one NSCLC[G12V] patient as part of combined analysis
References: Banerji, *AACR* VM 1, April 27, 2020, CT143; Data on file

PROPERTY OF VERASTEM INC. 14

VS-6766 3.2 mg + Defactinib 200 mg Selected as RP2D

Verastem Oncology

Treatment Related Adverse Events Occurring in ≥ 10 Patients (Total) Q4 2019 Update

Adverse Event Details*	Dose Escalation Phase						Dose Expansion Phase				
	VS-6766 3.2mg Def 200mg Cohort 1 n=3		VS-6766 4mg Def 200mg Cohort 2a n=6		VS-6766 3.2mg Def 400mg Cohort 2b n=3		VS-6766 3.2mg Def 200mg Cohort 1 n=17		VS-6766 4mg Def 200mg Cohort 2a n=17		Total N=46
	Gr1/2	Gr3/4	Gr1/2	Gr3/4	Gr1/2	Gr3/4	Gr1/2	Gr3/4	Gr1/2	Gr3/4	
Rash	2		6		3		16		12	3	42
CK Elevation	2		2	1	1		7	1	8	3	25
AST Elevation			1		1		5		10	1	18
Hyperbilirubinemia	1	1	1	1	1		7		6		18
Visual Disturbance			1		2		5		8		16
ALT Elevation			1		1		3		8		13
Diarrhoea	2		1		1		4		5		13
Fatigue			2				3		8		13
Oral Mucositis^							4		6	2	12
Nausea	1		3		2				6		12
Peripheral Edema							4		6		10

- Most Adverse Events (AE) were Grade 1/2
  - All changes were reversible
- No DLTs in Cohort 1 or 2a
- DLTs Cohort 2b: Gr 2 rash in 2/3 of patients; MTD not reached
- Due to chronic Grade 2 AEs in patients on treatment > 6 months

RP2D

- **VS-6766 3.2 mg** oral twice wkly (3 wks of every 4 wks)
- **Defactinib 200 mg** oral BID (3 wks of every 4 wks)

*AEs were graded by NCI CTC v4; highest grade only recorded for each patient; data preliminary and subject to change; ^also includes glossitis/mouth ulcers
References: Banerji, AACR VM 1, April 27, 2020, CT143; Data on file

PROPERTY OF VERASTEM INC. 15

16 PROPERTY OF VERASTEM INC. 0 12 24 36 48 60 72 84 96 108 FRA101015 FRA101012 FRA101007 FRA101019 FRA101014 FRA101009 FRA101002 FRA101001 Time on Treatment (Weeks) * * * * * G12D G12D G12V G12D G12A G12V WT WT Confirmed Responses By RECIST • 67% ORR (4/6) FOR KRASm LGSOC; All LGSOC ORR = 50% (4/8) • 1 patient with KRASm mucinous ovarian cancer had PR (> 60% reduction) with > 1 year on therapy (not included in these charts) Combination of VS - 6766 (2x/wk) + Defactinib (BID) q3/4 Wks; Initial Results VS - 6766 in Combination with Defactinib Shows Robust ORR with Durability in KRASm Refractory LGSOC Sources: Annals of Oncology , 10/2019, V30, v897 - 898; Journal of Clinical Oncology 2015 33:15_suppl, TPS5610; Farley, J. et al. Lancet Oncol . (2013); Banerji , AACR VM 1, April 27, 2020, CT143; Data on file -70 -60 -50 -40 -30 -20 -10 0 10 Best Response (% Change from Baseline) * * * * * No Mutation Detected KRAS G12D No Mutation Detected KRAS G12V KRAS G12D KRAS G12V KRAS G12D KRAS G12A Partial Disease Stable Response Previous MEK Inhibitor Treatment * Continuing on Treatment Time on Treatment Dose 3.2/200 3.2/200 4/200 4/200 4/200 3.2/400 4/200 4/200

17 PROPERTY OF VERASTEM INC. VS - 6766 Monotherapy Shows Activity Across RAS Pathway Mutations in Refractory Gynecologic Cancers Endometrial ( KRAS mut ) Ovarian ( KRAS mut ) Ovarian ( KRAS mut ) Endometrial ( KRAS mut ) Ovarian ( BRAF mut ) Best Response by RECIST v1.1 Progression Free Survival * * * * * 0 10 20 30 40 50 Endometrial Ovarian Endometrial Ovarian Ovarian PFS (Weeks) 24 Best Response Partial Response Stable Disease Progressive Disease Reason Off Study PD ASCO 2017, presented by: Maxime Chénard - Poirier, MD 4 1 - 30 - 48 - 65 -80 -60 -40 -20 0 20 LGSOC Endometrial LGSOC Endometrial LGSOC Best Response % Change from Baseline ( KRAS mut ) ( KRAS mut ) ( BRAF mut ) ( KRAS mut ) ( KRAS mut ) BRAFV600E G12o G12V G12D G12V G12o = G12D, R or S

18 PROPERTY OF VERASTEM INC. KRAS Mutated (mt) and Wild Type ( wt ), Phase 2, Recurrent LGSOC Adaptive Design for Potential Accelerated Approval *Selection Phase – KRAS mt only **Expansion Phase – final sample size to be adjusted based on adaptive design • Recurrent LGSOC • Measurable disease (RECIST 1.1) • Prior MEKi allowed • Approximately 32 subjects Primary Endpoint ORR Hierarchical evaluation of: 1) In KRAS mt subjects 2) All subjects (mutant and wt ) Defactinib+VS - 6766 Defactinib 200 mg PO BID 21/28 days + VS - 6766 3.2 mg PO 2x/ wk 21/28 days VS - 6766 Mono VS - 6766 3.2 mg PO 2x/ wk 21/28 days Selected Regimen based on ORR Additional 20 - 30 subjects with KRAS mt Additional 36 - 56 subjects with KRAS wt Total Range of Subjects: 88 - 118 Selection Phase* Expansion Phase**

19 PROPERTY OF VERASTEM INC. Present additional data from the LGSOC cohort of the FRAME study in September Commence Phase 2 Registration - Directed Trial by the end of 2020 Proof of Concept Established in LGSOC VS - 6766 ± Defactinib Represents Best in Class Market Opportunity in LGSOC 1 http://molecularcasestudies.cshlp.org/content/5/6/a004341.full RAS pathway mutation frequency 50% 1 in LGSOC No FDA - approved therapy; limited treatment options Unmet medical need creates large market opportunity FRAME study: 67% ORR in KRASm LGSOC represents Best - in - Class opportunity Two potential product revenue streams Key Takeaways Next Steps

NSCLC Opportunity Additional Opportunity for Precision Medicine

21 PROPERTY OF VERASTEM INC. 0 5 10 15 G12C G12V G12D G12A G13C G12S G13D % of Patients KRAS Mutation Advanced or Metastatic NSCL Cancer Recommend Histologic and Molecular Subtyping 5 Appropriate targeted agent Chemotherapy Docetaxel Gemcitabine Pemetrexed Prior PD - (L)1 No Prior PD - (L)1 PD - (L)1 Chemo PD - (L)1 PD - (L)1 single agent or PD - (L)1 + chemo Chemotherapy or clinical trials EGFR/ALK/ROS1/B RAF (targeted) Non - targeted PD - (L)1 1% Non - Targeted PD - (L)1 1% NSCLC Adenocarcinoma 3 US Annual Incidence 1,2 : 92K WW Annual Incidence 1,2 : 836K KRAS Mutations Represent 25% of Lung Cancer Adenocarcinoma (EGFR 17%, ALK 7%) 4 SOC in recurrent disease is chemotherapy Pre - PD - (L)1 era, chemotherapy response rate ~10% in recurrent disease; 12w PFS of 30 – 45% High Unmet Need in Refractory KRASm NSCLC Adenocarcinoma 1 Globocan, 2018 2 https://www.ncbi.nlm.nih.gov/books/NBK519578/ 3 TCGA PanCancer Atlas (cBioPortal analysis) 4 www.thelancet.com Vol 389 January 21, 2017 5 Adapted from NCCN Non - small cell lung cancer guidelines Version 3.2020 Recurrence Recurrence

VS-6766 Inhibits CRAF

A Precision Approach to KRAS-G12V Driven NSCLC



KRAS G12V
CRAF
BRAF
P13K
MEK/ERK
AKT/mTOR
Tumor Growth

- KRAS^{G12V} signals mainly through RAF/MEK in contrast to other variants, such as KRAS-G12D, which signal more through PI3K/AKT
- KRAS^{G12V} models are especially dependent on CRAF



RAF family
IC50(CRAF●): 0.056 ± 0.016 µmol/L
IC50(BRAF □): 0.019 ± 0.0030 µmol/L
IC50(BRAF V600E▲): 0.0082 ± 0.0015 µmol/L
% Inhibition
120
100
80
60
40
20
0
-20
0.001
0.01
0.1
1
VS-6766 conc. (µmol/L)

CRAF Drives KRAS^{G12V} NSCLC[1,3]

CRAF KO vs. WT



Survival (%)
100
80
60
40
20
0
c-Raf lox/lox
c-Raf +/+
+83% ↑OS
20
30
40
50
60
70
Age (weeks)

BRAF KO vs. WT



Survival (%)
100
80
60
40
20
0
B-Raf lox/lox
B-Raf +/+
20
30
40
50
Age (weeks)

CRAF, but not BRAF, ablation improves survival of mice with KRAS^{G12V} induced lung tumor formation across two different models

Source: Ishii et al. *Cancer Res* (2013), Blasco, R. B. et al. *Cancer Cell* (2011), Lito, P. et al. *Cancer Cell* (2014), Sanclemente, M. et al. *Cancer Cell* (2018)

PROPERTY OF VERASTEM INC. 22

FRAME[1]: Focusing on Advanced Non-Small Cell Lung Cancer



Dr. Udai Banerji
Royal Marsden Hospital

Phase I

Advanced Solid Cancers

- VS-6766 (V) oral twice wkly x 3 wks every 4 wks
- Defactinib (D) oral BID daily x 3 wks q 4 wks
- 3 cohorts with increasing doses explored

[1] Investigator-initiated Phase 1/2 Study

- LGSOC*
- **Advanced NSCLC KRAS mutant***
- Advanced CRC RAS mutant*
- Advanced Solid Tumors Enriched for RAS* (Biopsy Amenable)

Patient Disposition

Dose **Escalation**: Disclosed at AACR & Verastem Investor Meeting

	VS-6766/Defactinib	Total	LGSOC	NSCLC	Other
Escalation	3.2mg/200mg	3	2		1
	4.0mg/200mg	6	3[a]	**1**	2
	3.2mg/400mg	3	1		2
Biopsy	4.0mg/200mg	7	3	**0**	4
Expansion	4.0mg/200mg	10		**10**	
Subtotal		29	9[c]	**11[d]**	9[b]

RP2D dose

Ongoing Dose **Expansion** cohorts; data not mature

	VS-6766/Defactinib		LGSOC	NSCLC	Other
Expansion 3.2mg/200mg		Goal	20	**10**	10
		Apr-20	9	**4[e]**	10

Data from AACR VM 1, April 27,2020, CT143; Data Cut-off Nov 2019

*Refractory to conventional treatment or for which no conventional treatment exists
[a] Includes one KRASm mucinous ovarian carcinoma
[b] Non LGSOC or NSCLC phase 1 patients included to determine recommended dose or PD modeling
[c] Response rate data reported for LGSOC at AACR 2020
[d] Response rate data reported for NSCLC at AACR 2020; one patient not evaluable for response, included in time on treatment
[e] Data not disclosed, except for one NSCLC^{G12V} patient as part of combined analysis
References: Banerji, AACR VM 1, April 27, 2020, CT143; Data on file

PROPERTY OF VERASTEM INC. 23

24 PROPERTY OF VERASTEM INC. -50 -40 -30 -20 -10 0 10 20 30 40 Best Response (% Change from Baseline) * 0 12 24 36 48 FRA101017 FRA102005 FRA101018 FRA101020 FRA102004 FRA101010 FRA102009 FRA102008 FRA102007 FRA102006 FRA102002 Time on Treatment (Weeks) * Combination of VS - 6766 (2x/wk) + Defactinib (BID) q3/4 wks ; Initial Results; KRASm Cohorts to Be Expanded VS - 6766 in Combination with Defactinib: Evidence of Durable Activity Across KRASm Refractory NSCLC G12D G12D G12C G12D G12C G12D G12D G12A Best Response By RECIST • Median time on treatment ~18 weeks (range 4 - 38 weeks) • 1 additional confirmed PR in KRAS G12V patient as of Mar - 2020 KRAS Q61H KRAS G12D KRAS G12D KRAS G12A KRAS G12D KRAS G12D KRAS G12C KRAS G12C KRAS G12D KRAS G12V Time on Treatment Dose All patients dosed at 4/200 dose level G12D G12V Q61H Stable Disease Partial Response * Continuing on Treatment No Response

25 PROPERTY OF VERASTEM INC. 0 10 20 30 40 PFS (Weeks) KRAS mut NSCLC 24 55 65 120 140 Monotherapy VS - 6766 VS - 6766 Monotherapy Active in Refractory KRAS Mutant NSCLC Adenocarcinoma G12o = G12D, R or S Best Response by RECIST v1.1 Progression Free Survival ASCO 2017, presented by: Maxime Chénard - Poirier, MD 19 5 0 0 - 8 - 14 - 22 - 38 - 44 - 68 -80 -60 -40 -20 0 20 Best Response % Change from Baseline G12o KRaso G12V G12V G12V G12o G12o G12V G12R G12V KRAS mut NSCLC Best Response Partial Response Stable Disease Reason Off Study Ongoing PD Toxicity Withdrew consent Deteriorating performance * G12V G12V + ^ * # + * * *

26 PROPERTY OF VERASTEM INC. Preclinical evidence suggests combination with Defactinib may improve efficacy in KRAS G12V Activity of VS - 6766 as a single agent and in combo with Defactinib in KRAS G12V 1 additional confirmed PR in KRAS G12V mutant patient as of Mar - 2020 VS - 6766 ± Defactinib Has a Confirmed 57% ORR in KRAS G12V NSCLC in Integrated Analysis Strong Signal Identified in KRAS G12V to Be Further Validated Source: 1 Martinez - Garcia, M. et al. Clin. Cancer Res . (2012); 2 Banerji, AACR VM 1, April 27, 2020, CT143 *On Treatment Best Response by RECIST in KRAS G12V NSCLC Time on Treatment for KRAS G12V NSCLC 0% 0% - 8% - 38% - 38% - 61% - 68% -80% -70% -60% -50% -40% -30% -20% -10% 0% 10% Mono Mono Mono Combo Mono Combo Mono Best Response (% Change from Baseline) All Confirmed Responses NSCLC (57% ORR; N=7) Mono = VS - 6766 Monotherapy 1 Combo = VS - 6766 + Defactinib 2 * * March 2020 ** 7 17 18 18 18 58 0 5 10 15 20 25 30 35 40 45 50 55 60 Mono Mono Combo Mono Combo Mono Mono Weeks on Treatment 215 214 * *

NSCLC Clinical Strategy: KRAS Mutant (mt), enriched G12V, Phase 2, Recurrent NSCLC for Potential Accelerated Approval

Verastem Oncology


Selection Phase
Expansion Phase
• Recurrent NSCLC
• 1-2 prior regimens
• 1 prior platinum-containing chemo;
• Prior CPI unless contraindicated
• Measurable disease (RECIST 1.1)
• Appropriate approved therapy for other relevant mutations
• No prior MEKi, no prior KRAS-specific targeted therapy
• No untreated CNS metastases
• ECOG OS 0-1
Defactinib+VS-6766[1] KRAS mt G12V N=16
VS-6766[2] KRAS mt G12V N=16
Defactinib+VS-6766[1] KRAS mt non-G12V N=25, maximum
KRAS Mutant - G12V
Selected Regimen based on ORR
KRAS Mutant – non-G12V
• Exploratory mutation-specific cohort analyses for ORR
• Final G12V sample size to be discussed with FDA
• Non-G12V Cohorts TBD based on results of exploratory analysis

[1] Defactinib 200 mg PO BID (21/28 days) + VS-6766 3.2 mg PO 2x/wk (21/28 days)
[2] VS-6766 3.2 mg PO 2x/wk (21/28 days)

PROPERTY OF VERASTEM INC. 27

28 PROPERTY OF VERASTEM INC. NSCLC Represents Significant Market Potential for VS - 6766 ± Defactinib High unmet need across KRASm lung adenocarcinoma High disease control and time on therapy seen across KRASm in a heavily refractory patient population Strong signal seen in KRAS G12V with VS - 6766 monotherapy and with Defactinib combination VS - 6766 yields more complete blockade of pMEK and pERK than other MEK inhibitors Safety profile allows for combination therapy Complete NSCLC cohort in FRAME study; add G12V cohort Commence Phase 2 Registration - Directed Trial by the end of 2020 Submit additional data to the International Association for the Study of Lung Cancer (IASLC) World Lung Cancer Conference, January 2021 Complete ongoing preclinical combo studies of KRAS G12C inhibitors with VS - 6766 and Defactinib; Expand into the clinic if positive Key Takeaways Next Steps

29 PROPERTY OF VERASTEM INC. VS - 6766 “ Defactinib High Priority Indications Supported by Initial Data LGSOC 1,2 KRAS G12V NSCLC 1,2 Expansion Opportunities Pancreatic 1,2 Endometrial 1 Additional G12V & G12D mt cancers 1 Uveal Melanoma 2 BRAF mt melanoma 1,2 BRAF mt colorectal BRAF mt prostate 2 Other Mutation Opportunities GNAQ mutations in uveal melanoma 2 NF1 mutations in melanoma MAP3K1 mutations in breast cancer High Priority Lead Indications with Multiple Growth Opportunities 1 Supported by clinical data 2 Supported by preclinical data Other Combinations KRAS G12C inhibitors EGFR inhibitors Everolimus 2 Anti - PD - 1 1,2

Corporate

31 PROPERTY OF VERASTEM INC. Present new preclinical data in combination with KRAS - G12C inhibitors in September 2020 Commence registration - directed clinical trials in LGSOC and KRAS mutant NSCLC by the end of 2020 Submit updated data from the NSCLC cohort of the Phase 1/2 FRAME study to the IASLC World Lung Cancer Conference, taking place in January 2021 Key Upcoming Milestones Communicate a regulatory path forward in LGSOC and KRAS mutant NSCLC during the [third quarter/second half] of 2020 Expand Phase 1/2 FRAME study to include new cohorts in pancreatic cancer, KRAS mutant endometrial cancer and KRAS - G12V NSCLC Present updated data from the LGSOC cohort of the Phase 1/2 FRAME study in September 2020 VS - 6766 & Defactinib

32 PROPERTY OF VERASTEM INC. Key Financial Statistics Cash, cash equivalents & short - term investments as of 6/30/2020 $160.8M Proforma cash after transaction close; prior to any transaction expenses $230M Shares fully diluted as of 6/30/2020 188.2M Hercules Term Loan Facility as of 6/30/2020 $35.0M* 5.00% Convertible Senior Notes Due 2048 (2018 Notes) as of 6/30/2020 $28.3M** Insider ownership (outstanding / vested) as of 6/30/2020 8.3% / 4.3% *On April 23, 2019, we entered into a 4 th Amendment to our existing Agreement with Hercules Capital, Inc. whereas we may borrow up to an aggregate amount of $75.0 mill io n, of which $35.0 million was outstanding as of the date of amendment and 6/30/2020. **The 2018 Notes have an initial conversion rate of 139.5771 shares of Common Stock per $1,000 which translates to an initial co nversion price of $7.16 per share of Common Stock.

Verastem Oncology

Experienced Senior Management Team



Brian Stuglik
Chief Executive Officer

- Global VP & Chief Marketing Officer – Lilly Oncology
- Founding Member – Proventus Health Solutions



Cathy Carew
Chief People & Organizational Strategy Officer

- Principal – HR Collaborative
- Ironwood, ActiveBiotics, Dynogen, Tufts Health Plan



Hagop Youssoufian, MSc, M.D.
Head of Medical Strategy

- CMO, BIND Therapeutics, EVP, Progenics,
- CMO & EVP, Ziopharm Oncology, SVP, Imclone



Daniel Paterson
President and Chief Operating Officer

- CEO – The DNA Repair Co. (now On-Q-ity)
- PharMetrics (now IMS), Axion



Jonathan Pachter, Ph.D.
Chief Scientific Officer

- Head of Cancer Biology – OSI (now Astellas)



Rob Gagnon
Chief Business and Financial Officer

- CFO – Harvard Bioscience, Clean Harbors
- VP of Finance – Biogen Idec

PROPERTY OF VERASTEM INC. 33